UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 12, 2019
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S. El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 887-6400

N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.0001 par value	KW	NYSE

ITEM 7.01    REGULATION FD

On June 12, 2019, Kennedy-Wilson Holdings, Inc. (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K, announcing that the Company has expanded its joint venture relationship with AXA Investment Managers – Real Assets in Ireland. The information in this Item 7.01 or in Exhibit 99.1 will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Section 11 or 12 of the Securities Act of 1933, as amended. Such information will not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 8.01    OTHER EVENTS.

On June 6, 2019, the Company expanded its joint venture relationship (“KW – AXA JV”) with AXA Investment Managers – Real Assets (“AXA”) with the formation of a new 50:50 joint venture with respect to the Capital Dock mixed-use campus (“Capital Dock”) and adjoining State Street building in Dublin, Ireland. The KW – AXA JV will commence by AXA investing in a 50% ownership stake in the Capital Dock and the State Street building from the Company’s former equity partners in such assets. In connection with the commencement of the KW – AXA JV, the Company increased its ownership interest in Capital Dock to 50% from 42.5% by purchasing an additional 7.5% ownership interest held by a former equity partner. The Company will continue to hold a 50% ownership interest in the State Street building. The KW – AXA JV will be managed by the Company and the Company will receive certain fees for its services, including an asset management fee, development fee, acquisition fee and performance fee. Capital Dock and the State Street building will be deconsolidated from the Company’s financial statements and its investment going forward in such assets will be accounted for as an unconsolidated investment utilizing the fair value option election.

The Company also recently completed the refinancing of the construction loan on the Capital Dock property with a five-year floating-rate interest only loan that bears an effective interest rate of 1.56%.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed herewith.

99.1	Press Release dated June 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: June 12, 2019